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Exhibit 21.1

BROADVISION, INC. AND SUBSIDIARIES

SUBSIDIARIES OF THE REGISTRANT

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BroadVision Switzerland, A.G., organized under the laws of Switzerland

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BroadVision Franc, S.A., organized under the laws of France

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BroadVision Germany GmbH, organized under the laws of Germany

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BroadVision U.K., Ltd., organized under the laws of the United Kingdom

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BroadVision B.V., organized under the laws of the Netherlands

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BroadVision Professional Services (formerly Fidutec Information Technology, SA), organized under the laws of Switzerland

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BroadVision Srl, organized under the laws of Italy

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BroadVision Asia Pacific Ltd., organized under the Companies Ordinance of Hong Kong

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BroadVision Singapore PTE. LTD., organized under the laws of Singapore

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BroadVision Korea Company LTD., organized under the laws of Korea

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BroadVision Argentina S.R.L., organized under the laws of Argentina

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BroadVision Scandinavia AB, organized under the laws of Sweden

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BroadVision Iberica S.A., organized under the laws of Spain

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BroadVision do Brazil Ltda., organized under the laws of Brazil

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BroadVision Austria GmbH, organized under the laws of Austria

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BroadVision China, organized under the laws of China

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Interleaf Inc., organized under the laws of the state of Massachusetts

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BroadVision Canada Inc organized under the laws of Canada

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BroadVision Australia PTY Ltd. organized under the laws of Australia

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BroadVision Benelux N.V. organized under the laws of Belgium

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BroadVision BV Limited, organized under the laws of Bermuda

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Nihon BroadVision KK organized under the laws of Japan

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Interleaf GmbH organized under the laws of Germany

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PDR Automated Systems organized under the laws of the state of Kentucky

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Interleaf World Trade Inc, organized under the laws of the state of Delaware.

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Interleaf FSC, organized under the laws of the BVI.

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e-content.com Inc, organized under the laws of the state of Delaware

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e-publishing corporation, organized under the laws of the state of Delaware

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e-ventures inc., organized under the laws of the state of Delaware

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Horizon Interactive Inc, organized under the laws of the state of Colorado

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Docu-net, Inc organized under the laws of the state of Wisconsin

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  Exhibit 21.1
BROADVISION, INC. AND SUBSIDIARIES SUBSIDIARIES OF THE REGISTRANT